UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                     000-30252                98-0163232
 ----------------------------         -------------          -------------------
 (State or other jurisdiction          (Commission              (IRS Employer
   of  incorporation)                 File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  1.01  Entry  into  a  Material  Definitive  Agreement.

Genesis Bioventures, Inc. (the "Company" or "GBI") entered into a binding agreement (the "Agreement") with Efoora Inc. ("Efoora") and Prion Developmental Laboratories ("PDL") effective May 18, 2005 whereby Efoora agrees to sell all shares owned or pledged in PDL to the Company for $0.50 per share.

Efoora is a private corporation based in Buffalo Grove, Illinois that speciaizes in the development and manufacture of medical diagnostics products, including an HIV lateral flow rapid test and blood glucose monitoring systems. PDL is a subsidiary of Efoora specializing in the development of diagnostic tests to detect prion disease such as Mad Cow disease. Prior to the Agreement, GBI had one-third equity interest in PDL.

Under the terms of the Agreement, GBI will have full control of PDL upon full payment of $2,560,000 to Efoora for its 5,120,000 shares. Full payment is due by December 20, 2005 paid in installments subject to certain milestones met by PDL. If GBI fails to make full payment by this date and within a further 30 day grace period, Efoora will have the right to buy back the shares sold at the same price of $0.50 per share.

GBI has made the first installment payment of $200,000 increasing its position in PDL by 400,000 shares. This first installment was achieved through the support of an existing shareholder of the Company who made a further investment in GBI with the stipulation that the funds be used to further the Company's position in PDL. This installment provides for the exclusive distribution rights to market PDL products in Canada by GBI, regardless of meeting other terms concerning the Agreement.

The Agreement also allows for a debt owed to Efoora by PDL, the exact amount to be determined and agreed upon by all parties, to be paid back from the sale of product at 25% of gross margin of sales until paid in full.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENESIS  BIOVENTURES,  INC.
                                 (Registrant)

Dated:  June  1,  2005           By  /s/  E.  Greg  McCartney
                                     ------------------------
                                     E.  Greg  McCartney
                                     Chairman  and  CEO


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